UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2013

SOUTHERN TRUST SECURITIES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

145 Almeria Ave., Coral Gables, Florida 33134
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (305) 446-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Directors

Effective October 4, 2013, Kevin Fitzgerald resigned as Director of Southern Trust Securities Holding Corp. and its affiliates to focus on institutional and investment banking business with Southern Trust Securities, Inc., an affiliate of the holding company, as President of Institutional Sales and Investment Banking.

Ramon Amilibia resigned effective October 3, 2013 as Director of Southern Trust Securities Holding Corp. to pursue other financial and business opportunities.  There were no material definitive agreements.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

17	Resignation Letter of Ramon Amilibia, dated October 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Date: October 7, 2013	By:	/s/ Robert Escobio
Robert Escobio
Chief Executive Officer